UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2025

Tivic Health Systems, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41052	81-4016391
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

47685 Lakeview Blvd.
Fremont, California		94538
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 888 276-6888

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TIVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Asset Purchase Transaction

On December 9, 2025, Tivic Health Systems, Inc. (the “Company”), a Delaware corporation, through a newly formed wholly owned subsidiary, Velocity Bioworks, Inc. (“VBI”) entered into an Asset Purchase Agreement (the “APA”) and Secured Party Bill of Sale (the “Bill of Sale”) with 3i, LP (“3i”), in its capacity as collateral agent (“Collateral Agent”) of Scorpius Holdings, Inc. (“Scorpius”) pursuant to which, VBI acquired all of personal property and assets (collectively, the “Acquired Assets”), but assumed no liabilities in respect to the period prior to the Closing Date (as defined below) of Scorpius, in a public sale pursuant to Article 9 of the Uniform Commercial Code (“Article 9”) (the “Acquisition”). In October 2025, as a result of Scorpius’ default under certain secured notes and related security agreements, the Collateral Agent exercised its rights and remedies with respect to certain collateral of Scorpius and its affiliate guarantors, including the Acquired Assets, and determined to sell such collateral in a public auction pursuant to Article 9, at which auction the Company submitted the winning bid. The Acquired Assets include, without limitation, facilities, equipment, inventory, contract rights, IT systems, software, files, records, documents, intellectual property, and goodwill related to Scorpius’ contract development and manufacturing organization (“CDMO”) business. As disclosed previously, back in May 2025 the Company engaged Scorpius to serve as the primary U.S. manufacturer for the Company’s late-stage TLR5 agonist, Entolimod, for the treatment of acute radiation syndrome.

The Acquisition closed on December 10, 2025 (the “Closing Date”). As a result of VBI’s acquisition of the Acquired Assets, all manufacturing and related services previously provided by Scorpius to the Company through its CDMO business will be completed in-house and the Company intends to expand its business operations to provide similar services to other clients in the future.

Pursuant to the APA, as consideration for the Acquired Assets, the Company (on behalf of VBI) paid the Collateral Agent $16,253,147.10 in cash at closing of the Acquisition. Consistent with customary practices in a sale under Article 9, the APA does not contain representations, warranties, covenants or indemnities of the Collateral Agent, and the assets were sold “as is.”

The foregoing summary of the APA and Bill of Sale do not purport to be complete and are subject to, and qualified in their entirety by, the full text of such documents attached as Exhibit 2.1 to this Current Report on Form 8-K (this “Report”), which are incorporated herein by reference.

Senior Secured Convertible Note Offering

On December 9, 2025, the Company entered into a Securities Purchase Agreement (the “Note Purchase Agreement”) with 3i, pursuant to which the Company agreed to issue, in a private placement, upon the satisfaction of certain conditions specified in the Note Purchase Agreement, a senior secured convertible note (the “Note”) in the principal amount of $16,253,147.10 and a warrant (the “Note Offering Warrant”) to purchase up to an aggregate of 4,553,213 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), to 3i for an aggregate purchase price of $16,253,147.10 (the “Note Offering”).

The Note Offering closed on the Closing Date. The Company received gross proceeds of $16,253,147.10 from the Note Offering, all of which it used to fund the purchase of the Acquired Assets. Pursuant to the Note Purchase Agreement, the Company agreed to reimburse 3i for all costs and expenses incurred by it or its affiliates in connection with the transactions contemplated by the Note Purchase Agreement, up to $100,000.

On December 9, 2025, the Company, VBI and 3i entered into a Security Agreement (the “Security Agreement”), pursuant to which the Company and VBI granted security interests in the Collateral (as such term is defined in the Security Agreement) to secure the obligations of the Company under the Note and the Note Purchase Agreement.

2

The Note matures on the fifth anniversary of the issuance date (the “Maturity Date”), unless prior thereto there is an event of default, and bears interest at a rate of 5.0% per annum; provided, however, that upon the occurrence (and during the continuance) of an event of default, the Note shall bear interest at a rate of 10% per annum. Commencing on the first day of the first full calendar month that is 18 months from the issuance date, and on the first day of each calendar month thereafter until the Maturity Date (each, an “Installment Date”), in each case provided that there has been no Equity Conditions Failure (as defined in the Note), the Company shall pay 3i an amount equal to the sum of (i) (a) with respect to any Installment Date other than the Maturity Date, the lesser of the (A) quotient of (I) the principal amount outstanding under the Note as of the initial Installment Date, divided by (II) the number of Installment Dates occurring under the Note and (B) the principal amount then outstanding under the Note as of such Installment Date and (b) with respect to the Installment Date that is the Maturity Date, the principal amount then outstanding under the Note as of such Installment Date; (ii) any Deferral Amount (as defined in the Note) deferred under the Note and included in such Installment Amount in accordance therewith; and (iii) in each case of clauses (i) and (ii), the sum of any accrued and unpaid interest, accrued and unpaid late charges, and Make-Whole Amount (as defined in the Note) as of the Installment Date (the “Installment Amount”) by converting such Installment Amount into shares of Common Stock; provided, however, that, the Company’s election, the Company may choose to redeem such Installment Amount in cash or by any combination of cash and shares of Common Stock.

In addition to the foregoing, the Note is convertible in part or in whole, at the option of the holder, at any time, into such number of shares of Common Stock of the Company equal to the sum of the principal amount of the Note, plus all accrued and unpaid interest, plus any Make-Whole Amount, plus any unpaid late charges (the “Holder Conversion Amount”) at a conversion price equal to $2.2310 (the “Conversion Price”), subject to adjustment for any stock splits, stock dividends, recapitalizations and similar events and subject to an Exchange Cap (as defined below) and other limitations; provided, however, that if at any time while the Note is outstanding, the Company sells or grants any options to purchase or sells or issues shares of Common Stock or common stock equivalents at a price below the Conversion Price then in effect (such lower price, the “Base Conversion Price”), then the Conversion Price shall be lowered to such Base Conversion Price. Notwithstanding the foregoing, subject to the terms of the Note, at any time after the effective date of a registration statement covering the shares of Common Stock issuable upon conversion of the Note (the “Note Conversion Shares”) and shares of Common Stock issuable upon exercise of the Note Offering Warrants (the “Note Offering Warrant Shares”), the holder shall be entitled to convert all or any portion of the unpaid Holder Conversion Amount not exceeding $750,000 (or a higher amount mutually agreed upon by the Company and the holder) per calendar month into Conversion Shares at a conversion price equal to 97% of the lowest volume weighted average price (“VWAP”) of the shares of Common Stock during the ten consecutive trading day period ending and including the trading day immediately prior to the conversion date, provided that the Alternative Conversion Price may not be below $0.39 (the “Floor Price”). If the Alternative Conversion Price is below the Floor Price, then in addition to the issuance of the Note Conversion Shares, the Company shall pay the holder cash as a true-up in accordance with the Note. All conversions are subject to certain beneficial ownership limitations, as set forth in the Note.

The Note contains customary events of default, including key person departure events. If an event of default occurs, 3i may require the Company to redeem (regardless of whether such event of default has been cured) all or any portion of the Note at the Redemption Price (calculated in accordance with the terms of the Note). Subject to limited exceptions set forth in the Note, the Note prohibits the Company and, as applicable, its subsidiaries from incurring any new indebtedness, other than permitted indebtedness.

The Note is redeemable by the Company at a redemption price equal to 105% of the sum of the Installment Amount to be redeemed. While the Note is outstanding, if the Company enters into a Subsequent Placement (as such term is defined in the Note), the holder of the Note shall have the right to require that the Company redeem all, or any portion, of the amount due under the Note in an amount not in excess of 36% of the net proceeds of such Subsequent Placement.

The Note Offering Warrant shall be immediately exercisable (subject to certain beneficial ownership limitations and stockholder approval of the waiver of the Exchange Cap), expire five years from the date of issuance, and have an exercise price equal to $2.2310 (as may be adjusted for stock dividends, subdivisions, or combinations in the manner described in the Note Offering Warrant). The Note Offering Warrant provides for cashless exercise under certain circumstances. All exercises are subject to certain beneficial ownership limitations, as set forth in the Note Offering Warrant.

3

Pursuant to the Note Purchase Agreement, from December 9, 2025 until the later of (i) the date that less than 10% of the principal of the Note is outstanding and (ii) the 12-month anniversary of the issuance date (the “Restricted Period”), the Company shall be prohibited from entering into a Variable Rate Transaction (as such term is defined in the Note Purchase Agreement). Additionally, subject to certain exceptions, during the Restricted Period, the Company shall be prohibited from (i) issuing, entering into any agreement to issue or announcing the issuance or proposed issuance of Common Stock or Common Stock Equivalents (as such term is defined in the Note Purchase Agreement) or (ii) filing any registration statement or any amendments or supplements thereto. Further, during the Restricted Period, 3i shall have the right to participate in any subsequent financing for up to 20% of such financing.

In connection with the Note Offering, on December 9, 2025, the Company and 3i entered into a Registration Rights Agreement (the “Note Offering RRA”), pursuant to which the Company agreed to file a registration statement within 15 days to register the shares of Common Stock issuable upon conversion of the Note (the “Note Conversion Shares”) and upon exercise of the Warrants with the Securities and Exchange Commission (the “SEC”) and to use its commercially reasonable best efforts to have the registration statement declared effective by the SEC within 45 calendar days of the filing deadline (which may be extended in the event the SEC elects to review such registration statement).

Pursuant to the Note Purchase Agreement, the Company has agreed to hold a special meeting of its stockholders as soon as practicable, but in no event later than 90 days after the date of the Note Purchase Agreement, for the purpose of obtaining stockholder approval of a waiver of the Exchange Cap. If stockholder approval is not obtained by such date, the Company has agreed to hold additional meetings every four months thereafter for the purpose of obtaining such stockholder approval until it is obtained.

The Note Purchase Agreement contains customary representations, warranties, agreements and conditions to completing future sale transactions, indemnification rights and obligations of the parties. Relying on, among other things, the representation that the purchaser of securities under the Note Purchase Agreement is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)), the Company sold the securities in reliance upon an exemption from registration contained in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

The number of shares of Common Stock that may be issued upon conversion of the Note, exercise of the Note Offering Warrant, conversion of the shares of Series C Preferred Stock (as defined below) and exercise of the Preferred Offering Warrants (as defined below), and inclusive of any shares issuable under and in respect of the Note Purchase Agreement and the Preferred Purchase Agreement (as defined below), is subject to an exchange cap (the “Exchange Cap”) of 19.99% of the outstanding number of shares of Common Stock at the time the Company entered into the Note Purchase Agreement and Preferred Purchase Agreement, or 353,013 shares, unless Stockholder Approval is obtained to exceed the Exchange Cap. If the Note was to fully convert (including interest and the Make-Whole Amount (as such term is defined in the Notes)) into Conversion Shares at the Conversion Price, assuming no Exchange Cap, the Company would issue 9,106,425 Conversion Shares.

The foregoing summary of the Note Purchase Agreement, Note, Note Offering Warrant, Security Agreement and Note Offering RRA do not purport to be complete and are subject to, and qualified in their entirety by, the full text of such documents attached as Exhibit 10.1, 10.2, 4.1, 10.3 and 10.4 to this Current Report, which are incorporated herein by reference. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

4

Preferred Offering

On December 9, 2025, the Company entered into a Securities Purchase Agreement (the “Preferred Purchase Agreement”) with certain institutional investors (collectively, the “Preferred Offering Investors”), pursuant to which, subject to the conditions set forth therein, the Company agreed to sell to the Preferred Offering Investors, and the Preferred Offering Investors agreed to purchase from the Company, up to 75,000 shares of the Company’s newly designated Series C Non-Voting Convertible Preferred Stock (“Series C Preferred Stock”) and warrants (“Preferred Offering Warrants”) to purchase shares of Common Stock for a total purchase price of up to $75,000,000 (the “Preferred Offering”) in several tranche closings (each, a “Tranche Closing”).

A summary of the material terms of the Series C Preferred Stock is set forth in Item 5.03, below.

The Preferred Purchase Agreement provides that the Preferred Offering shall be conducted through a series of separate Tranche Closings pursuant to which, subject to satisfaction of the applicable closing conditions set forth in the Preferred Purchase Agreement, the Company shall sell and issue the Preferred Offering Investors up to an aggregate of 75,000 shares of Series C Preferred Stock, at a price of $1,000 per share, as follows: (i) 12,000 shares of Series C Preferred Stock, for $12,000,000 in gross proceeds to the Company, in the initial Tranche Closing, which was consummated on December 10, 2025; (ii) 6,000 shares of Series C Preferred Stock, for $6,000,000 in gross proceeds to the Company, in the second Tranche Closing, which shall be consummated three business days after the Second Tranche Closing Conditions (as defined below) have been satisfied or waived; and (iii) up to an aggregate of 57,000 shares of Series C Preferred Stock, for an aggregate of up to $57,000,000 in a series of subsequent Tranche Closings (each a “Subsequent Tranche Closing,” and together the “Subsequent Tranche Closings”), which shall be consummated when the Subsequent Tranche Closing Conditions (as defined in the Preferred Purchase Agreement) have been satisfied or waived, including but not limited to that the aggregate stated value of the Series C Preferred Stock outstanding does not exceed $3,000,000 and certain additional volume and price conditions are met.

In addition to the shares of Series C Preferred Stock to be sold and issued to the Investors in the Preferred Offering, at each Tranche Closing the Company shall also issue the Preferred Offering Investors an aggregate of Preferred Offering Warrants to purchase that number of shares of Company common stock equal to 50% of shares of common stock issuable upon conversion in full of the shares of Series C Preferred Stock issued in connection with the same Tranche Closing. Each Preferred Offering Warrant shall be immediately exercisable (subject to certain beneficial ownership limitations and Stockholder Approval), expire five years from the date of issuance, and have an exercise price of $2.2310 (as may be adjusted for stock dividends, subdivisions, or combinations in the manner described in the Preferred Offering Warrant).

In the event that the closing price of the Company’s common stock during the prior three trading days preceding a Tranche Closing date shall be lower than the Floor Price, then the applicable Tranche Closing shall be delayed until such time as the price meets the required threshold for a period of five consecutive trading days. Notwithstanding the foregoing, the Preferred Offering Investors have the ability, subject to prior written consent of the Company, to purchase any number of shares of Series C Preferred Stock prior to the dates of the Tranche Closings provided for in the Preferred Purchase Agreement during the term of the Preferred Purchase Agreement.

Pursuant to the Preferred Purchase Agreement, subject to certain exceptions, through the later of (i) the date that less than 1,200 Preferred Shares are outstanding and (ii) December 9, 2026 (the “ROFR Period”), the Preferred Offering Investors will have a right of first refusal to with respect to any investment proposed to be made by any other person for each and every future variable rate transaction during the ROFR Period. Additionally, subject to certain exceptions, through the later of (i) the date that less than 1,200 Preferred Shares are outstanding and (ii) December 9, 2026, the Preferred Offering Investors shall have the right to participate in any subsequent financing for up to 20% of such financing.

5

The consummation of the transactions contemplated by the Preferred Purchase Agreement is subject to various customary closing conditions. In addition, pursuant to the Preferred Purchase Agreement, unless and until the Company obtains stockholder approval to issue additional shares in accordance with applicable Nasdaq Rules (“Stockholder Approval”), the Preferred Offering Investors are prohibited from converting their shares of Series C Preferred and exercising their Preferred Offering Warrants to the extent that such conversions and exercises would, in the aggregate, result in the issuance of shares of common stock exceeding 19.99% of the number of shares of Company common stock issued and outstanding on the Execution Date (the “Exchange Cap”). The Preferred Offering Investors shall have no obligation to fund the second or subsequent Tranche Closings unless and until Stockholder Approval has been obtained, and the Company has agreed to obtain Stockholder Approval no later than 90 days after the date of the Preferred Purchase Agreement.

The Preferred Purchase Agreement contains customary termination provisions for the Investors under certain limited circumstances and the Preferred Purchase Agreement will automatically terminate if any Tranche Closing has not occurred prior to June 9, 2027.

In connection with the Preferred Purchase Agreement, the Company and the Investors also entered into a registration rights agreement (the “Preferred Registration Rights Agreement”), pursuant to which the Company agreed to file with the SEC, no later than 15 days from the Closing Date, a registration statement (the “Preferred Registration Statement”) covering the shares of Common Stock, issuable upon conversion of the shares of Series C Preferred Stock and exercise of Preferred Offering Warrants issued on the Closing Date and have the registration statement declared effective by the SEC within 45 days of the filing deadline (which may be extended in the event the SEC elects to review such registration statement). Upon the completion of any Tranche Closing subsequent to the Closing Date, the Company is required to file a new registration statement within 15 days covering the registrable securities subject to such Tranche Closing and have the registration statement declared effective by the SEC within 45 days of the filing deadline.

The Preferred Purchase Agreement and Preferred Registration Rights Agreement contain customary representations, warranties and agreements, as well as customary indemnification obligations of the Company.

The foregoing summary of the terms of the Preferred Purchase Agreement, the Preferred Offering Registration Rights Agreement and the Preferred Offering Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of the Preferred Purchase Agreement, Preferred Registration Rights Agreement and form of Preferred Offering Warrant, copies of which are attached to this Current Report as Exhibits 10.5, 10.6 and 4.2, respectively, and are incorporated herein by reference.

Amendment of April 2025 Securities Purchase Agreement

A previously disclosed in that Current Report on Form 8-K file by the Company with the SEC on May 2, 2025, on April 29, 2025, the Company entered into a Securities Purchase Agreement (the “April 2025 Purchase Agreement”) with Helena Global Investment Opportunities I Ltd. (“Helena”), pursuant to which, subject to the conditions set forth therein, the Company agreed to sell to Helena, and Helena agreed to purchase from the Company, up to 8,400 shares of the Company’s Series B Non-Voting Convertible Preferred Stock (“Series B Preferred Stock”) and warrants (the “Helena Warrants”) to purchase shares of the Company’s common stock for a total purchase price of up to $8,400,000 in several tranche closings. As of December 9, 2025, the Company had completed four of the six tranche closings contemplated by the April 2025 Purchase Agreement. On December 9, 2025, Helena assigned the April 2025 Purchase Agreement, including all of its rights and obligations thereunder, to 3i, and 3i purchased all of the outstanding shares of Series B Preferred Stock from Helena.

6

On December 9, 2025, the Company and 3i entered into an Amendment to Securities Purchase Agreement (the “Amendment”), which amends the April 2025 Purchase Agreement to:

•	extend the termination date of the agreement from no later than December 31, 2025 to no later than December 9, 2026;

•	provide that the Fifth Tranche Closing (as defined in the Amendment) shall occur on the third trading day following delivery by 3i of a Purchaser Closing Notice (as defined in the Amendment) to the Company with respect to such tranche, and that the Final Tranche Closing (as defined in the Amendment) shall occur on the third trading day following delivery by 3i of a Purchaser Closing Notice (as defined in the Amendment) to the Company with respect to such tranche, in each case in 3i’s sole discretion; and

•	provide that the Company’s board of directors shall take all necessary action to lower the applicable floor price to $0.39 per share, and that, in connection therewith, the Company shall hold a meeting of its stockholders no later than March 9, 2025 to seek approval waive the Cap. For purposes of the Amendment, the “Cap” means the number of shares of Common Stock or pursuant to the transactions entered into on December 9, 2025 (including the lowering of the floor price pursuant to the Amendment) by the Company to the extent that after giving effect thereto, the aggregate number of shares of Common Stock that would be issued as well as permitted to vote or be converted or exercised for pursuant to such transactions would not exceed 19.99% of the Company’s outstanding shares of Common Stock as of such date.

The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of such document attached as Exhibit 10.7 to this Current Report, which is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

Termination of Mast Hill Equity Purchase Agreement

As previously disclosed in that Current Report on Form 8-K filed by the Company with the SEC on March 21, 2025, on March 18, 2025, the Company entered into an Equity Purchase Agreement (the “Equity Purchase Agreement”) with Mast Hill Fund, L.P. (“Mast Hill”), pursuant to which the Company has the right, but not the obligation, to sell to Mast Hill, and Mast Hill has the obligation to purchase from the Company, up to $25,000,000 shares of the Company’s common stock, at the Company’s sole discretion, over the two-year period from the execution date, subject to certain conditions precedent and other limitations.

On December 9, 2025, the Company notified Mast Hill of its election to terminate the Equity Purchase Agreement for convenience. As a result, the Equity Purchase Agreement terminated on December 9, 2025.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information contained above in Item 1.01 regarding VBI’s purchase of the Acquired Assets pursuant to the APA and the Bill of Sale is hereby incorporated by reference into this Item 2.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained above in Item 1.01 regarding the Note Offering is hereby incorporated by reference into this Item 2.03.

7

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 above with respect to the sale and issuance of the Note, Note Offering Warrants, Note Conversion Shares, Note Offering Warrant Shares, shares of Series C Preferred Stock, Preferred Offering Warrants, Preferred Conversion Shares and Preferred Offering Warrant Shares (collectively, the “Securities”) in connection with the Note Offering and the Preferred Offering is hereby incorporated by reference into this Item 3.02. The Securities issued and to be issued under the Preferred Purchase Agreement, Note, Note Offering Warrants, Preferred Purchase Agreement, Series C COD and Preferred Offering Warrants (collectively, the “Offering Documents”) were, and will be, sold and issued pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder. The Securities have not been registered under the Securities Act and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements. Accordingly, when issued pursuant to the terms of the respective Offering Documents, the Securities will constitute “restricted securities” within the meaning of Rule 144 under the Securities Act.

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained above in Item 1.01 regarding the Company’s sale of shares of Series C Preferred Stock and below in Item 5.03 regarding the designation of the Series C Preferred Stock and the preferences, rights and limitations applicable thereto, as set forth in the Certificate of Designation, is hereby incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 9, 2025, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of the Series C Non-Voting Convertible Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Delaware in connection with the Preferred Offering discussed above in Item 1.01. The Certificate of Designation became effective upon filing and designates 75,000 shares of the Company’s preferred stock as Series C Non-Voting Convertible Preferred Stock, par value $0.0001 per share.

Ranking. The Series C Preferred Stock ranks senior to the Company’s Common Stock, Series A Non-Voting Convertible Preferred stock and Series B Non-Voting Convertible Preferred stock with respect to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.

Dividends. The holders of outstanding shares of Series C Preferred Stock shall be entitled to cumulative dividends at an annual rate of 6% of the Stated Value (as defined below) per share. Dividends shall accrue from the date of each such Tranche Closing, and for as long as any shares of Series C Preferred Stock remain issued and outstanding and are payable quarterly in arrears. At the Company’s option, dividends on the Series C Preferred Stock may be paid in (i) cash, (ii) by adding the amount of dividends payable on such date to the aggregate Stated Value of such Holder’s shares of Series C Preferred Stock (“PIK Dividends”), or (iii) any combination of cash and PIK Dividends. The “Stated Value” shall mean $1,080 per share, subject to adjustment in the event of any stock dividend (including PIK Dividends), stock split, combination, recapitalization, or other similar event affecting such shares.

Voting. Except as otherwise provided by the Certificate of Designation or required by law, the Series C Preferred does not have voting rights. However, as long as any shares of Series C Preferred are outstanding, the Company will not, without the affirmative vote of the holders of a majority of the then-outstanding shares of the Series C Preferred, (i) alter or change adversely the powers, preferences or rights given to the Series C Preferred or alter or amend the Certificate of Designation, amend or repeal any provision of, or add any provision to, the Company’s amended and restated certificate of incorporation, as amended (the “Charter”), or bylaws of the Company, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of preferred stock, in each case if any such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series C Preferred, (ii) issue further shares of Series C Preferred, or (iii) enter into any agreement with respect to any of the foregoing.

8

Management Rights. Notwithstanding the foregoing, the holders, voting as a separate class, have the right to appoint directors to the Board if performance falls short against cash burn targets: starting on the 12-month anniversary of the Purchase Agreement, if for two consecutive fiscal quarters the Company’s net monthly cash burn (measured as the average over any rolling three-month period) exceeds the Board-approved Maximum Cash Burn by more than 15% (with specified exclusions for Board-approved strategic items, force majeure/macroeconomic events, mandated accounting changes, and non-recurring or extraordinary items), the Holders may appoint one director, and if the underperformance continues for an additional consecutive fiscal quarter, they may appoint a second director. To exercise the right, the Holders must give written notice within 30 days after the Company files quarterly financials evidencing the trigger, each appointee must be reasonably acceptable to the Nominating/Governance Committee (or the Board), meet independence/qualification standards, and comply with Company policies, and the Company will include the appointee in its slate or fill a vacancy, subject to fiduciary duties. The right is subject to a cure: if, before the appointment becomes effective, performance returns to within 10% of the Maximum Cash Burn (applying the same exclusions), the right is not exercisable for that period. If any appointed director automatically resigns upon the earlier of (i) performance within 10% of Budget for two consecutive fiscal quarters, (ii) 24 months after appointment, or (iii) the termination events below. The appointment rights terminate upon the earliest of conversion of all Series C, consummation of a Fundamental Transaction, or written agreement of the Company and a majority of the Series C.

Conversion. Subject to certain beneficial ownership limitations and, until such date that Stockholder Approval is obtained, the Exchange Cap, at any time after the issuance date, each holder of Series C Preferred shall have the right, at such holder’s option, to convert any or all of the shares of Series C Preferred held by such holder into fully paid and nonassessable shares of Company common stock. The number of shares of common stock issuable upon conversion of each share of Series C Preferred shall be equal to the quotient obtained by dividing (i) the Stated Value of such share of Series C Preferred plus all accrued and unpaid dividends thereon by (ii) the Conversion Price (as defined below) in effect on the date of conversion. The fixed conversion price (the “Fixed Conversion Price”) is $2.2310. Notwithstanding the foregoing, each holder shall have the right to convert at a variable conversion price in effect on any conversion date which shall be equal to 93% of the lowest volume-weighted average price of the Company’s common stock on the Nasdaq Capital Market for the five trading days immediately preceding the date of the conversion notice delivered by the holder, subject to adjustment, provide, however, that in no event shall the Conversion Price be lower than $0.39 per share (the “Floor Price”), subject to adjustment.

Liquidation. In the event of any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary, the holders of Series C Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets, funds, or proceeds available for distribution of the Company to the holders of Common Stock or any other class or series of capital stock ranking junior to the Series C Preferred Stock upon liquidation, by reason of their ownership thereof, an amount per share equal to the greater of (i) the Stated Value plus all accrued and unpaid dividends thereon or (ii) the amount that such Holder would receive if such Holder converted all of its shares of Series C Preferred Stock into Common Stock immediately prior to such liquidation, dissolution or winding up.

Redemption. The Company may, at any time and in its sole discretion, request to redeem all or any portion of the outstanding shares of Series C Preferred at a price equal to 115% of the Stated Value plus all accrued and unpaid dividends thereon by providing the holder at least 10 days prior written notice, during which 10 day period the holder thereof shall have the right to convert such holder’s shares of Series C Preferred into shares of Company common stock. Upon the closing of any equity or equity-linked financing by the Company after the issuance date, the holder shall have the right, but not the obligation, to require the Company to redeem, out of the proceeds of such financing, up to 36% of the aggregate amount of net proceeds raised in the financing, or 100% of any Series B warrant exercise net proceeds, outstanding shares of Series C Preferred at a per share price equal to the Stated Value plus all accrued and unpaid dividends thereon, provided that such right shall expire 5 days after the holder receives notice from the Company of the consumption of a financing.

The foregoing description of the Series C Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designation, a copy of which is attached to this Current Report as Exhibit 3.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On December 11, 2025, the Company issued a press release announcing the transactions disclosed herein, a copy of which press release is attached to this Current Report on Form 8-K (this “Report”) as Exhibit 99.1 and incorporated by reference herein.

The information in Item 7.01 of this Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed subject to the requirements of Item 10 of Regulation S-K, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information.

9

Forward-Looking Statements

This Current Report contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, and therein, the terms “anticipates,” “expects,” “estimates,” “believes,” “will” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Current Report or hereafter, including in other publicly available documents filed with the SEC, reports to the stockholders of the Company and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the SEC, each of which could adversely affect the Company’s business and the accuracy of the forward-looking statements contained herein. The Company’s actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired

The Company is still in the process of determining whether the Acquisition described in Item 2.01 herein requires the filing of financial statements required by Item 9.01. In the event that such determination is made, such financial statements required by Item 9.01 are expected to be filed by amendment as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed related to Item 2.01.

(b) Pro forma financial information

The Company is still in the process of determining whether the Acquisition described in Item 2.01 herein requires the filing of the pro forma financial information required by Item 9.01. In the event that such determination is made, such pro forma financial information required by Item 9.01 are expected to be filed by amendment as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed related to Item 2.01.

(d)	Exhibits.

Exhibit No.	Description

2.1	Asset Purchase Agreement and Secured Bill of Sale by and between Tivic Health Systems, Inc. and 3i, LP, dated December 9, 2025.
3.1	Certificate of Designation of Preferences, Rights and Limitations of C Non-Voting Convertible Preferred Stock, dated December 9, 2025.
4.1	Form of Common Stock Purchase Warrant (Note Offering).
4.2	Form of Common Stock Purchase Warrant (Preferred Offering).
10.1	Securities Purchase Agreement (Note Offering) by and between the Company and 3i, LP, dated December 9, 2025.
10.2	Senior Secured Convertible Note by and between the Company and 3i, LP, dated December 10, 2025.
10.3	Security Agreement by and between the Company and 3i, LP, dated December 9, 2025.
10.4	Registration Rights Agreement (Note Offering) by and between the Company and 3i, LP, dated December 9, 2025.
10.5	Form of Securities Purchase Agreement (Preferred Offering) by and between the Company and certain institutional investors, dated December 9, 2025.
10.6	Form of Registration Rights Agreement (Preferred Offering) by and between the Company and certain institutional investors, dated December 9, 2025.
10.7	Amendment to Securities Purchase Agreement by and between Tivic Health Systems, Inc. and 3i, dated December 9, 2025.
99.1	Press Release, dated December 11, 2025.
104	Cover Page Interactive Data File (embedded within the XBRL document).

11

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIVIC HEALTH SYSTEMS, INC.

Date:	December 11, 2025	By:	/s/ Jennifer Ernst
Name: Jennifer Ernst Title: Chief Executive Officer

12